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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report dated February 3, 1999 included in this Form 10-K, into the Company's previously filed Registration Statements No. 33-64712, 33-52993, 333-02775, 333-25759 and 333-50819.



                                                             ARTHUR ANDERSEN LLP

Houston, Texas
February 11, 1999


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